UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 25, 2010
UNITED AMERICAN HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	001-11638	38-2526913

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 River Place, Suite 4950, Detroit, Michigan	48207

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(313) 393-4571
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01	Other Events.
On June 25, 2010, United American Healthcare Corporation (“UAHC”) issued a press release announcing that it is filing a lawsuit for violations of federal securities laws against Strategic Turnaround Equity Partners, LP (Cayman), a Cayman Islands limited partnership, and UAHC director Bruce Galloway, and their associates, and for violations of Michigan law against Mr. Galloway. UAHC also announced the postponement of its upcoming Annual Shareholder Meeting previously scheduled for June 29, 2010. The date of the Annual Shareholder Meeting and record date for shareholders eligible to vote at such meeting will be set and announced by UAHC at a later date. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 25, 2010, titled “United American Healthcare Corporation Announces Lawsuit Against Strategic Equity Partners and Postponement of Annual Meeting of Shareholders”.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2010	UNITED AMERICAN HEALTHCARE CORPORATION
	By:	/s/ William L. Dennis
		Name:	William L. Dennis
		Title:	Chief Financial Officer and Treasurer

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